                                                                    EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

I, Alexander P. Limbert, Chief Financial Officer of AcuNetx, Inc. (the "COMPANY"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2008 (the "REPORT") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2008.

DATE: AUGUST 14, 2008

                                          /s/ Alexander P. Limbert
                                          ------------------------
                                              ALEXANDER P. LIMBERT
                                              CHIEF FINANCIAL OFFICER